Exhibit (s)

                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Senior Income Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Senior Income Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


Signature                       Title                             Date
---------                       -----                             ----

/s/ James B. Hawkes             President, Principal Executive    April 10, 2001
-------------------------       Officer and Trustee
James B. Hawkes

/s/ James L. O'Connor           Treasurer and Principal           April 10, 2001
-------------------------       Financial and Accounting
James L. O'Connor               Officer

                                Trustee                           April   , 2001
-------------------------
Jessica M. Bibliowicz

                                Trustee                           April   , 2001
-------------------------
Donald R. Dwight

/s/ Samuel L. Hayes, III        Trustee                           April 10, 2001
-------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer            Trustee                           April 10, 2001
-------------------------
Norton H. Reamer

                                Trustee                           April   , 2001
-------------------------
Lynn A. Stout

/s/ Jack L. Treynor             Trustee                           April 10, 2001
-------------------------
Jack L. Treynor